Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Delanco Bancorp, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), we hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of the Company as of and for the period covered by this Report.

By:	/s/ James E. Igo James E. Igo President and Chief Executive Officer August 14, 2017

By:	/s/ Eva Modi Eva Modi Chief Financial Officer August 14, 2017